Exhibit 10.27

EXECUTION VERSION
AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT
THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (the “Amendment No. 2”), made and entered into this 1st day of April, 2018 (the “Effective Date”) by and between Pharmaceutical Product Development, LLC, a Delaware limited liability company and successor to Pharmaceutical Product Development, Inc. (the “Company”), and David M. Johnston (the “Executive”).
WHEREAS, the Company and Executive are parties to that certain Employment Agreement dated as of May 22, 2013 as amended by that certain Amendment No. 1 to the Employment Agreement effective as of December 1, 2016 (the “Employment Agreement”); and
WHEREAS, the parties desire to further amend the Employment Agreement as set forth herein.
NOW, THEREFORE, that for and in consideration of the foregoing recitals, the mutual promises, covenants and conditions contained herein, and other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.Capitalized Terms. Capitalized terms used in this Amendment No. 2 and not defined herein shall have the meaning given to them in the Employment Agreement.
2.Amendment. The third sentence of Section 2(b) of the Employment Agreement be and hereby is deleted in its entirety and replaced in full by the following sentence:
“The Annual Bonus shall be based on the achievement of applicable Company and individual performance metrics set forth in or established under the Company’s Senior Executive Incentive Compensation Plan, as it may be amended from time to time.”
3.Entire Agreement. This Amendment No. 2 constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements or understandings, whether written or oral, relating to the same.
4.Binding Effect. The Employment Agreement, as herein amended, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the date first above written.
PHARMACEUTICAL PRODUCT DEVELOPMENT, LLC
By:    /s/ B. Judd Hartman
Name:     B. Judd Hartman
Title:     Chief Administration Officer and General
Counsel

/s/ David M. Johnston
David M. Johnston

Consented and agreed to by Parent:

EAGLE HOLDING COMPANY I
By:    /s/ B. Judd Hartman
Name:     B. Judd Hartman
Title:     General Counsel

[Signature Page to Employment Agreement Amendment]